UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2005
OPLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31581	77-0411346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
46335 Landing Parkway
Fremont, California 94538
(Address of principal executive offices) (Zip code)
(510) 933-7200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition.
     On October 27, 2005, Oplink Communications, Inc. issued a press release regarding its financial results for its fiscal quarter ended October 2, 2005, the first quarter of its 2006 fiscal year. A copy of the press release is furnished as Exhibit 99.1 to this report.
     The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1 Press release of Oplink Communications, Inc. dated October 27, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.
Date: October 27, 2005	By:	/s/ Bruce D. Horn
		Name:	Bruce D. Horn
		Title:	Chief Financial Officer